UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 24, 2003

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8815 Centre Park Drive, Suite 400 Columbia, Maryland 21045
(Address of principal executive offices)

(410) 730-9092
(Registrant’s telephone number, including area code)

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Reconciliation of 2003 projected earnings per share-diluted to projected funds from operations per share-diluted, furnished in connection with Item 9 of this Current Report on Form 8-K

Item 9.                                                           Regulation FD Disclosure

On April 24, 2003, the Registrant conducted a conference call to disclose and discuss its results for the quarter ended March 31, 2003.  During the conference call, the Registrant provided guidance on its projected 2003 diluted funds from operations per common share of beneficial interest (“diluted FFO per share”).  The Registrant is furnishing herewith as Exhibit 99.1 a reconciliation of its projected diluted FFO per share to its projected diluted earnings per common share, the most comparable GAAP measure, for the year ended December 31, 2003.  Exhibit 99.1 is incorporated herein by reference.

Funds from operations means net income (loss) computed using GAAP, excluding gains (or losses) from debt restructuring and sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures, although FFO includes gains (or losses) from sales of real estate to the extent such gains relate to sales of non-operating properties and development services provided on operating properties.  Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time.  The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on Funds from Operations that “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.”  As a result, the concept of FFO was created by NAREIT for the REIT industry to “address this problem.”

Since the Registrant agrees with the concept of FFO and appreciates the reasons surrounding its creation, it believes that FFO is an important supplemental measure of operating performance.  In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes FFO is a useful supplemental measure for comparing the Registrant’s results to those of other equity REITs.  The Registrant believes that net income is the GAAP measure most directly comparable to FFO.

Forward-Looking Statements

Statements in this report regarding projections of the Registrant’s 2003 earnings, and the components that factor into the computation of such amounts, are forward-looking statements.  These statements are based on current expectations, estimates and projections about future events and financial trends affecting the financial condition and operations of the Registrant’s business.

Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated by the Registrant.  Although the Registrant believes that the expectations, estimates and projections reflected in such forward-looking statements are based on reasonable assumptions at the time made, it can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.  Important factors that may affect these expectations, estimates and projections include, but are not limited to: the Registrant’s ability to borrow on favorable terms; general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability; adverse changes in the real estate markets including, among other things, increased competition with other companies; risks of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated; risks of investing through joint venture structures, including risks that the Registrant’s joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with the Registrant’s objectives; governmental actions and initiatives; and environmental requirements.  The Registrant undertakes no obligation to update or supplement forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2003

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Randall M. Griffin
	Name:	Randall M. Griffin
	Title:	President and Chief Operating Officer

	By:	/s/ Roger A. Waesche, Jr.
	Name:	Roger A. Waesche, Jr.
	Title:	Chief Financial Officer